UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2004

FREEPORT-McMoRan COPPER & GOLD INC.

Delaware

1-9916

74-2480931

(State or other

(Commission

(IRS Employer

jurisdiction of

File Number)

Identification

incorporation)

Number)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated December 8, 2004, announcing today that its Board of Directors has authorized a supplemental common stock dividend of $0.25 per share to be paid on December 29, 2004 to shareholders of record as of December 20, 2004 (see exhibit 99).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: \s\ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  December 8, 2004

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

99	Press release dated December 8, 2004, titled “Freeport-McMoRan Copper & Gold Inc. Announces $0.25 per Share Supplemental Common Stock Dividend.”